Parnassus Funds Quarterly Report

March 31, 2021

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Quarterly Report • 2021

May 7, 2021

Dear Shareholder,

2021 got off to a strong start in the first quarter, with the S&P 500 and Russell Midcap Indexes up 6.17% and 8.14%, respectively. After a fantastic run in 2020, growth stocks took a breather, as evidenced by the modest 0.57% loss for the Russell Midcap Growth Index. The bond market was also soft, as rising interest rates nudged the Bloomberg Barclays U.S. Aggregate Bond Index down 3.37%. Please see the following pages for more detailed information regarding each Fund’s performance and the risks associated with investing in the Funds.

Parnassus Endeavor Fund

One fund that I want to highlight here is the Parnassus Endeavor Fund – Investor Shares. This offering has been our top performer so far this year by a wide margin, as its 16.85% first quarter return exceeded the S&P 500 Index’s gain by over 10%. This is an incredible result in any case, but it’s even more noteworthy because it was portfolio manager Billy Hwan’s first quarter leading the fund, after having served as co-manager to recently retired Jerry Dodson since May 1, 2018.

As happy as I am to share this good news, it’s important to add that things can change quickly in the investment business. A fantastic quarter or two can be followed by a disappointing stretch, and vice versa. This is why it’s critical for investment professionals to stay humble and always look to learn and improve. These character traits are as important for a portfolio manager as their work ethic and analytical abilities. It’s because Billy demonstrates all of these qualities that I’m confident he’ll continue to do well managing the Parnassus Endeavor Fund.

Violence Against Asian Americans and Pacific Islanders

I am deeply troubled by the escalating number of hate crimes targeting Asian Americans and Pacific Islanders (AAPIs). On behalf of Parnassus, I signed a statement written by our team condemning violence against AAPIs, and I encourage you to read it in full on our website, www.parnassus.com. While it’s easy to feel helpless in the face of such injustice, it’s important to remember that we all have voices to raise in support of our AAPI friends, colleagues, family and community members. There are also many ways to donate to organizations providing support to victims of AAPI hate crimes. The statement on our website contains details about ways to help.

New Hire for the Environmental, Social and Governance (ESG) Team

Simar Kaur joined our team in February as a full-time ESG research analyst, after having completed an internship with Parnassus in 2019. Simar recently graduated from the University of California, Berkeley, with a bachelor’s degree in global studies, with a concentration in sustainable development. While at Berkeley, Simar was president of the U.C. Berkeley Chapter of Project RISHI (Rural India Social and Health Improvement), a nonprofit focused on addressing the economic, health and educational disparities in rural India. Outside of work, Simar enjoys learning about Mughal history, exploring Oakland, creating macramé wall hangings and spending time with family and friends.

Quarterly Report • 2021

Thank you for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • 2021

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2021, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $57.43. After taking dividends into account, the total return for the first quarter was a gain of 7.13%. This compares to a total return of 6.17% for the S&P 500 Index (“S&P 500”) and a gain of 9.30% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ending March 31, 2021. We are pleased to report that the Fund outperformed the Lipper average for all time periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	56.24	19.30	16.27	14.17	0.84	0.84

Parnassus Core Equity Fund – Institutional Shares	56.53	19.57	16.52	14.40	0.62	0.62

S&P 500 Index	56.35	16.78	16.29	13.91	NA	NA

Lipper Equity Income Funds Average	51.54	10.67	11.12	10.11	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 11.96%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.62% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Parnassus Core Equity Fund – Investor Shares had a solid start to 2021, gaining 7.13% versus 6.17% for the S&P 500. We’re pleased to report that stock selection added 166 basis points, highlighted by our stock selection in the information technology sector, which added an impressive 234 basis points. Our positive attribution from stock selection more than offset our negative sector allocation of 73 basis points that was most impacted by our zero-weight allocation to energy, which reduced our return by 59 basis points. One basis point is 1/100th of one percent.

During the quarter, the Fund had two stocks that trimmed its performance by more than 20 basis points and that we exited, as we identified new investment opportunities with greater upside potential.

Our worst performer this quarter was Verisk Analytics, a leading data solutions provider to the insurance industry. Verisk reduced the Fund’s performance by 39 basis points, as the stock returned negative 17.1% to our average selling price.* Verisk reported quarterly results that missed expectations due to continued weakness in their energy and financial services segments, despite the resilience of their core insurance segment. After a long-term and profitable investment, we felt that it was time to move on.

Health care technology company Cerner cut the Fund’s return by 23 basis points, as the stock returned negative 8.0% to our average selling price. The shares dropped after the company’s 2021 earnings guidance fell short of expectations. While the company is doing a commendable job increasing margins and allocating capital, revenue growth continues to be underwhelming.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

The Fund’s top three winners each added at least 60 basis points to the Fund’s NAV. Semiconductor equipment manufacturer Applied Materials returned 55.1%, contributing 184 basis points to the Fund’s performance. The company benefited from a perfect storm of record demand and supply disruptions. Applied Materials’ product innovation is continuing to produce market share gains.

John Deere added 153 basis points to the Fund’s return with a 39.4% gain. Deere is currently benefiting from rising commodity prices, the beginning of a significant farm equipment upgrade cycle and the adoption of precision agriculture technology. We believe the company has made the right technology investments at the right time, which supports a long runway for growth and value creation for shareholders.

Charles Schwab, the online brokerage firm and bank, returned 23.3% and contributed 62 basis points to the Fund’s performance. Schwab earns interest revenue on its clients’ cash balances, and the stock tracked the increase in interest rates over the quarter. The yield on the ten-year government bond rose from 0.92% at the start of the quarter to 1.74% on March 31, which should meaningfully increase Schwab’s interest revenue. At the same time, Schwab’s trading revenue is surging as retail trading volumes across the financial markets hit new all-time highs.

Parnassus Core Equity Fund

As of March 31, 2021

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2021

Outlook and Strategy

The S&P 500 is off to a strong start in 2021, despite higher interest rates, and investors have rotated to those sectors that they expect will benefit the most from the economy reopening. GDP in 2021 is expected to grow at its fastest rate since 1984, as the economic impact of reopening is amplified by an unprecedented amount of government stimulus.

With the already massive fiscal stimulus and the recently proposed infrastructure package, government spending as a share of GDP is soaring to levels not seen in our lifetimes. At the same time, the Federal Reserve’s balance sheet is the largest it has ever been, and it continues to grow. These fiscal and monetary forces have provided the impetus for driving equity prices higher. And these factors, along with expectations that the economy will fully reopen and consumer spending will move toward pre-crisis levels, have set the stage for stock prices to rally further in 2021.

It seems that investors have now been conditioned to look past potential uncertainties and instead focus on the prospect of a favorable feedback loop of continued monetary and fiscal support. The optimism for the economy in 2021 seems to be overwhelmingly based on consensus thinking, however. Further, it’s difficult to determine how strong the economy will be in 2022 if fiscal and monetary measures are reduced, given that these measures seem to have only a short-term impact on GDP growth. Potential risks, such as damaging new virus variants, a weak employment recovery, escalating trade tensions, greater regulations and prospects for higher taxes are underappreciated. For these reasons, we think that the path ahead is likely to be more volatile and riskier than current market expectations.

After a flurry of stock market rotation from growth to value stocks that began last November, we continue to feel that the best way to outperform the S&P 500 is to own wide-moat companies that are positioned to emerge from the pandemic stronger. In essence, we seek to own companies that can thrive in the economy’s post-pandemic “new normal” with increasingly essential products, innovation that is valuable to their customers and durable competitive advantages. As always, we look for opportunities where these strengths aren’t fully reflected in the stock price.

During the first quarter, the Fund added four stocks, exited three positions and reduced our overweight position in the semiconductor industry. Information Technology remains our largest sector exposure. We continue to believe companies such as Microsoft, Applied Materials, Mastercard, NVIDIA and Adobe represent essential and increasingly important building blocks in the global economy. While we remain bullish for the long-term on the semiconductor industry, we trimmed our exposure to a more modest overweight position. Our relatively less bullish positioning is in response to the industry’s recent outperformance and heightened growth expectations.

The Fund remains overweight the industrials sector, headlined by John Deere and FedEx. Like information technology, this sector offers the portfolio participation in the recovering economy. As mentioned earlier, we sold our long-tenured investment in Verisk.

The Fund remains overweight high-quality consumer staples companies such as P&G and snack-food company Mondelez. We exited our investment in Clorox during the quarter. Clorox is a fantastic company, but its valuation appeared stretched given its weakened prospects for growth as the economy reopens.

We moved to an overweight position in the real estate sector. The rise in interest rates trimmed valuations for some high-quality real estate stocks to attractive levels. We invested in American Tower, the largest global owner of cell phone towers. We’re excited about its exposure to the secular growth enabled by 5G and mobile data. We’re also attracted by the company’s defensive characteristics, supported by its long-term contracts with built-in rent escalators. The Fund also added Alexandria Real Estate Equities, the leading provider of collaboration clusters for cutting-edge health care and technology companies. Alexandria owns specialized properties earning favorable lease terms and has a robust and sticky tenant base.

We’re slightly overweight the materials sector, which consists solely of our investment in industrial gas manufacturer Linde. The Fund remains essentially market weight the communication services sector. Our exposure to this sector is anchored by Comcast, Google and Verizon.

We continue to be underweight the financials sector, and we don’t own any credit-sensitive banks or

Quarterly Report • 2021

consumer finance companies. We added S&P Global, a leading provider of credit ratings and data products to the financial and commodity markets. S&P Global helps its customers identify and access data in a world where data is increasingly important.

We’re also underweight the health care sector, given our limited exposure to pharmaceuticals and health insurers. We initiated a position in Boston Scientific, a medical device company with a long track record of execution and innovation across cardiology, neurology and surgery. To make room, we exited Cerner, as we mentioned earlier. Consistent with last quarter, the Fund remains underweight the consumer discretionary sector, with Amazon remaining our largest position in the sector.

The Fund continues to maintain zero exposure to the energy sector due to our fossil fuel free mandate. Finally, consistent with last quarter, we have no utility investments due to our concerns about asset impairment risk and the low returns on capital that characterize the utility sector.

We are pleased that the Fund is off to a good start in 2021. As always, we are honored to have your trust as we continue to seek Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Quarterly Report • 2021

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of March 31, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $42.07, resulting in a gain of 3.16% for the first quarter. This compares to a gain of 8.14% for the Russell Midcap Index (“Russell”) and a gain of 11.0% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core funds followed by Lipper (the “Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	55.07	13.22	13.12	11.61	0.98	0.98

Parnassus Mid Cap Fund – Institutional Shares	55.39	13.49	13.36	11.76	0.76	0.75

Russell Midcap Index	73.64	14.73	14.68	12.47	NA	NA

Lipper Mid-Cap Core Funds Average	70.74	11.67	12.11	10.15	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 11.57%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.98% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Domestic stocks marched higher in the first quarter of 2021, building on the fourth quarter of 2020’s tremendous gains. Major indices jumped as the coronavirus vaccine rollout accelerated, a $1.9 trillion COVID-19 relief bill passed and both institutional and retail investors focused on stocks that will benefit as the economy reopens. Optimism was boosted by the Democrats’ victory in the Georgia senate runoffs, which increased the likelihood that a massive infrastructure stimulus plan would pass. Finally, the Federal Reserve’s dovish commentary fostered confidence that interbank rates would stay relatively low and nurture corporate earnings and economic growth for the foreseeable future.

The Russell Midcap Index’s 8.14% gain and the Lipper’s 11.0% surge outpaced the Fund’s 3.16% gain. From a factor perspective, the Fund’s relatively low market sensitivity (low beta) was the largest contributor to the shortfall, while the Fund’s underexposure to cyclical, value stocks was a considerable, negative factor. From an allocation perspective, our zero-weight allocation to energy and overweight allocation in information technology stocks hurt the Fund the most, taking 51 and 46 basis points from the Fund’s return, respectively. None of the Fund’s sector allocations had a material, positive effect on performance. Stock selection was a significantly larger factor in performance than any of the above, taking 289 basis points from the Fund’s performance. One basis point is 1/100th of one percent.

Our weakest performing stock during the quarter was Verisk Analytics, a data solutions provider to the insurance industry. The stock subtracted 43 basis points from the Fund’s return, as its total return from

Quarterly Report • 2021

our average cost was negative 14.7%.* Despite resilience in its core insurance business, the company reported results that missed expectations due to weakness in their smaller energy and financial services segments. The company has many options to unlock value, and we believe the shares are attractively priced.

Guidewire Software, a software platform used by property and casualty insurers, subtracted 35 basis points from the Fund’s return, as its total return was negative 21.1%. Despite positive cloud migration activity, the stock dropped after management provided a disappointing annual growth outlook. We remain optimistic that Guidewire is poised to deliver robust, profitable growth as the insurance industry continues to migrate from legacy systems to cloud-based solutions.

Parnassus Mid Cap Fund

As of March 31, 2021

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

Cable One, an operator of cable and broadband services for rural consumers in the United States, cut 28 basis points from the Fund’s return, as the stock’s total return was negative 17.8%. The stock fell after the company delivered weaker-than-expected revenue growth during the quarter. Investor concerns about potential government regulation limiting pricing for its broadband services further pressured the stock. Despite these near-term concerns, we believe the company has ample runway for penetration in its rural markets.

Shifting to our winners, our strongest performer was KLA Corporation, a provider of mission-critical inspection tools used for quality control and defect detection by semiconductor manufacturers. The stock added 75 basis points to the Fund’s return, as its total return was 28.0%. The company delivered solid earnings, driven by continued strength in the foundry and logic segments and improved memory spending. With a strong backlog and robust capital spending by semiconductor manufacturers, we remain bullish on the stock.

First Horizon National, a Southeastern regional bank, returned 33.7% and contributed 59 basis points to the Fund’s performance. First Horizon shares rallied along with the banking industry as the economic outlook improved and longer-term interest rates rose. The yield on the ten-year government bond rose from 0.92% at the start of the quarter to 1.74% on March 31, which should meaningfully increase First Horizon’s interest revenue. Credit quality also surpassed investor expectations, and First Horizon’s conservative underwriting policies should allow it to release loan loss reserves this year, boosting its earnings.

Kansas City Southern added 55 basis points to the Fund’s return, as its stock gained 29.6% in the quarter. On March 21, Canadian Pacific announced it will pay $25B for the smaller railroad, creating efficiencies and enhancing competition across North America by offering shippers more options, specifically in grain, intermodal and automotive carloads.

Outlook and Strategy

It’s hard to believe a year has passed since COVID-19 extended its deadly tentacles onto America’s shores, forcing nearly all of us into quarantine and scuttling the domestic economy. There are sadly few Americans who haven’t been touched by the nearly 600,000 tragic deaths the country experienced.

With the government’s unprecedented stimulus plans and Americans’ ingenuity, the light is starting to shine again, the economy is hot and the stock market is climbing to all-time highs. GDP forecasts call for the fastest economic growth since 1984, with a larger percentage of this forecast coming from government spending than almost any time in history. We believe it likely that this spending, combined with a reopening of the economy and a resumption of vigorous consumer spending, is setting the stage for further stock gains this year. There are still plenty of concerns, from the skyrocketing domestic debt to a coronavirus variant resurgence to geopolitical hiccups, but investors seem insistent on wearing their rose-colored glasses.

We continue to manage the strategy for full market cycles and believe the best way to do this is to own companies with increasing relevancy, significant competitive advantages, astute managers and solid ESG principles. This focus should position us well in the event of a market downturn. While our core style was a bit out of favor as of late as managers and retail investors shifted from growth to value, we are confident the Fund will more than hold its own over the long-term.

As a result of our bottom-up process, our largest concentration of stocks at the quarter’s end was in information technology. Our information technology holdings include a collection of highly profitable companies with strong organic growth prospects, such as Nuance Communications, a leading provider of voice recognition and analytics solutions used by health care professionals. We initiated a new position in Ansys, the industry leader in innovative engineering simulation software. The company’s wide moat is supported by formidable switching costs due to the design complexity of its software, network effects and intangible assets. We’re excited about the company’s growth prospects, as its mission-critical tools are used in both traditional manufacturing and in new market applications such as electric vehicles and next-generation communication networks. To fund the position, we trimmed our long-term holdings in Synopsys and Cadence in response to their recent outperformance.

Quarterly Report • 2021

The Fund continues to own more industrials than the Russell. Almost half of our industrials holdings are less-cyclical business service companies with highly recurring business models and strong balance sheets such as Republic Services, the second-largest domestic waste services company. We also own a collection of companies that should do well in a cyclical, economic recovery and benefit from the recently announced infrastructure stimulus plan, such as Kansas City Southern and C.H. Robinson.

We are overweight the health care sector. We initiated a new position in Avantor, a leading provider of high-value specialty consumables such as biomaterials and silicones used by biopharma and life sciences companies. To make room for the position, we exited Dentsply given its recent outperformance.

We remain underweight the financials sector but less so than in past quarters. We added two new holdings in this industry. First, we bought Signature Bank, a full-service commercial bank focused on privately owned businesses in New York. The company is in the early stages of rolling out its digital currency network, Signet, which we expect to drive a multi-year runway for growth. We also added SelectQuote, a leading direct-to-consumer insurance distribution platform with significant opportunity for share gains and margin expansion.

We’re underweight the consumer discretionary sector, although we increased our exposure with the addition of Levi Strauss & Co. Levi has carved out a durable moat with its leading global brand and has invested heavily in building its e-commerce and distribution over the past few years. We believe the company is positioned to benefit from further penetration in Asia, accelerating growth in its direct-to-consumer channels, share gains in the denim category and expansion into other apparel categories.

We continue to be underweight the utilities sector. We initiated a position in AES Corporation, a leading renewable energy and battery storage provider with exciting growth prospects and a strong balance sheet. To fund the position, we exited Portland General Electric, due to concerns about its slowing growth prospects. Per our fossil fuel free mandate, the Fund has no exposure to the energy sector.

Now more than ever, we are laser focused on our time-tested investment process. We are confident that this strategy will offer outperformance relative to our benchmarks over full market cycles.

Thank you for your trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • 2021

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of March 31, 2021, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $56.45, so the total return for the quarter was a gain of 16.85%. This compares to a gain of 6.17% for the S&P 500 Index (“S&P 500”) and 12.50% for the Lipper Multi-Cap Value Funds Average, which represents the average return of the multi-cap value funds followed by Lipper (“Lipper average”). This is a phenomenal result for the Parnassus Endeavor Fund, which exceeded the S&P 500 by more than 1,000 basis points and our Lipper peers by almost 400 basis points. One basis point is 1/100th of one percent.

Below is a table showing the returns for the Parnassus Endeavor Fund for the one-, three-, five- and ten-year periods. We’re proud to say we have beaten all the indices for all time periods. Our excellent track record has not gone unnoticed. Fund rating company Morningstar recently awarded the Parnassus Endeavor Fund an overall rating of 5 stars, based on performance adjusted for risk and fees.* This is a great honor, and comes on top of their 5-globe sustainability rating for their strongest ESG funds.**

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	98.62	20.75	19.91	16.37	0.94	0.94

Parnassus Endeavor Fund – Institutional Shares	99.04	21.03	20.16	16.52	0.73	0.71

S&P 500 Index	56.35	16.78	16.29	13.91	NA	NA

Lipper Multi-Cap Value Funds Average	63.68	10.10	11.46	9.97	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 16.92%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.94% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Two companies reduced the Fund’s return by 23 basis points or more, while five companies boosted the Fund’s return by more than 130 basis points each. Added together, it was a fantastic quarter for the Fund.

Health care IT company Cerner cut the Fund’s performance by 27 basis points, as the stock slipped from $78.48 to $71.88, for a negative return of 10.7%.*** The shares dropped after the company’s 2021 earnings guidance fell short of expectations. The company is doing a solid job increasing margins and allocating capital, and we believe that momentum will continue. Cerner has a wide moat and an undemanding valuation, so we think the stock offers an attractive return.

iPhone maker Apple reduced the Fund’s performance by 23 basis points, as the stock went from $132.69 to $122.15 for a negative return of 7.8%. Despite significant outperformance across all segments, Apple shares were out of favor like many of its large technology peers. We believe the company will continue to outperform as it insources silicon and further monetizes its installed base.

Semiconductor equipment maker Applied Materials was our biggest winner this quarter by a wide margin. It contributed 362 basis points to the Fund’s return, as the stock soared from $86.30 to $133.60, for a total return of 55.1%. Applied Materials benefited from a perfect storm of record-high spending targets, supply disruptions and strong chip demand. The company

* Overall Morningstar rating as of 03/31/2021 rated against 1,138 Large Value funds on a risk-adjusted basis.

** As of 2/28/21, the Parnassus Endeavor Fund received a Morningstar Sustainability Rating of High based on 100% of AUM. Sustainanalytics provides company-level analysis used in the calculation of Morningstar’s Sustainability Score.

*** For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

guided to a pickup in industry equipment spend well above expectations with strength particularly in DRAM. Additionally, strong product innovation and client wins helped the firm continue to take share in the industry. We believe the secular trends fueling increasing chip demand and complexity will continue to benefit the company for years.

The Morningstar Rating™ for funds, or “star rating,” is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of 03/31/21, the Parnassus Endeavor Fund was rated against the following numbers of Large Value Funds over the following time periods: 1,138 funds in the last three years, 1,007 funds in the last five years and 729 funds in the last 10 years. With respect to these Large Blend funds, the Parnassus Endeavor Fund – Investor Share class received a Morningstar Rating of 5, 5 and 5 stars for the 3-, 5- and 10-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the Investor share class only; other classes may have different performance characteristics.

The Morningstar® Sustainability Rating is a measure of how well the portfolio holdings are managing their ESG Risk relative to the portfolio’s Global Category peer group. The Morningstar Historical Sustainability Score is a weighted average of the trailing 12 months of Morningstar Portfolio Sustainability Scores. More-recent portfolios are weighted more heavily than older portfolios. Based on their Morningstar Historical Sustainability Score, funds are assigned absolute category and percent ranks within their Morningstar Global Categories. Higher ratings are better and indicate that a fund has, on average, more of its assets invested in companies that have lower ESG risk as characterized by Sustainalytics. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Morningstar updates its Sustainability Ratings monthly and uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Visit http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the methodology and calculation frequency.

Parnassus Endeavor Fund

As of March 31, 2021

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2021

Specialty retailer Gap boosted the Fund’s return by 158 basis points, as its stock jumped from $20.19 to $29.78 for a total return of 47.5%. Gap sells clothes and accessories under the Old Navy, Banana Republic, Athleta and other brands. Management continued to reposition the company for a post-pandemic future. Along with store closures in the U.S., the company explored retail partnerships in India and a sale of its China business. The turnaround still has a way to go, but improving cost management suggests it is occurring faster than expected.

Semiconductor company Intel added 139 basis points to the Fund’s return, as its stock rose from $49.82 to $64.00, for a total return of 29.2%. Despite a difficult 2020, the company brought in a new CEO while delivering profits above expectations. The company’s leading-edge node execution appears to be improving and their newly articulated corporate strategy points the company in the right direction. We expect shareholders to benefit as Intel continues to play a critical role in the computing ecosystem.

Charles Schwab, the online brokerage firm and bank, contributed 135 basis points to the Fund’s performance, as its stock increased from $53.04 to $65.18 for a total return of 23.3%. Schwab earns interest revenue on its clients’ cash balances, and the stock tracked the increase in interest rates. The yield on the ten-year government bond rose from 0.92% at the start of the quarter to 1.74% on March 31, which should meaningfully increase Schwab’s interest revenue. At the same time, Schwab’s trading revenue is also surging, as retail trading volumes across the financial markets hits new all-time highs.

Micron added 131 basis points to the Fund, as its stock leapt from $75.18 to $88.21, for a total return of 17.3%. Micron is benefiting from strong demand and limited supply in memory chips, particularly DRAM. This demand is fueled by continued innovation and technology in several verticals, particularly mobile, auto, cloud, and gaming. With supply unable to keep up with demand, Micron is seeing pricing stabilize in NAND and improve in DRAM. We expect strong demand to continue as new technologies such as 5G phones require significantly more memory capacity.

Outlook and Strategy

The Parnassus Endeavor Fund performed exceptionally well during my first quarter as sole portfolio manager.

In just three months, investors in our Fund recorded gains that were over ten percentage points better than if they had invested in the S&P 500, which also posted good performance. I’m delighted to provide our shareholders such terrific results, and would like to assure readers that they were based on incremental process improvements at the Fund, primarily stronger risk management.

In the past, risk management for the Fund was primarily conducted at the security level. If a company’s business prospects were good, and the valuation was low, then the risk of capital loss was deemed to be low. This is generally true, but risks would also rise as the Fund increased its position in just a few so-called safe stocks. At the extreme, a one-stock portfolio is clearly higher risk than a 40-stock portfolio, due to the benefits of diversification. Using that logic, I reduced the Parnassus Endeavor Fund’s risk profile by selling down our most concentrated positions into the extraordinary rally in semiconductor stocks. Investors should take comfort that we generated our amazing returns this quarter not by increasing risk, but rather, even as we reduced the Fund’s overall risk.

Scaling back the Fund’s largest positions was also an opportunity to increase the number of stocks in the Fund from 28 to 38. The common thread among the new additions is the concept of relative value. These companies are exceptional franchises that rarely experience steep sell offs, but were added to the Fund when they were undervalued compared to the market or their own history. In the first quarter, the Fund purchased Microsoft and Intuit, two high-quality software names, and Accenture and Paychex, two best-of-breed services companies. New additions in the second group can be thought of as infrastructure companies, but not in the traditional sense of the word. Bank of New York Mellon runs the infrastructure for global banking; Cerner runs infrastructure for electronic medical records; S&P Global runs the infrastructure for much of the investment community; and Verizon runs infrastructure for our nation’s wireless communications. Companies in the final group own unique intellectual property and include our health care additions Biogen, BioMarin, and Novartis. These stocks help reduce the Fund’s volatility since they are less correlated with the broader market.

The Endeavor Fund is now less extreme and more diversified. Its other defining characteristics remain

Quarterly Report • 2021

unchanged. Finding companies that provide its employees a good place to work is still important. In fact, this concept has been elevated across the entire family of Parnassus Funds, so no longer required a specific mention in our filing documents. Our investment philosophy of seeking high-quality companies trading at discounted prices remains steadfast. In recent years, this way of investing has steered us toward stocks often labeled as value stocks. As a group, value stocks have been out of favor for over a decade, but have suddenly come into fashion since the end of last year.

Why are value stocks working now? First, the discovery and distribution of vaccines to combat the coronavirus marks the beginning of the end of the global pandemic. Secondly, the economy is gradually reopening from state-mandated lockdowns, unleashing consumer demand that has been pent up for over a year. Finally, unprecedented fiscal and monetary stimulus means consumers are flush, setting the stage for a multi-year boom in consumer spending. These conditions benefit our diversified portfolio of value stocks. They were the hardest hit during the pandemic, when we bought them, and should recover faster than the broader market as the pandemic recedes.

Thank you for your investment in the Parnassus Endeavor Fund.

Yours truly,

Billy Hwan

Portfolio Manager

Quarterly Report • 2021

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of March 31, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $61.99, resulting in a gain of 0.90% for the first quarter. This compares to a decrease of 0.57% for the Russell Midcap Growth Index (“Russell Midcap Growth”). The Fund trailed the 1.45% increase for the Lipper Multi-Cap Growth Funds Average, which represents the average multi-cap growth funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund, Russell Midcap Growth, S&P 500 and Lipper average. We completed the transition to a mid cap growth strategy on May 15, 2020, so we’re keeping the S&P 500, our old index, in the table for historical context. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2021.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	61.54	16.34	15.16	13.43	0.83	0.83

Parnassus Mid Cap Growth Fund – Institutional Shares	61.79	16.52	15.34	13.52	0.68	0.68

Russell Midcap Growth Index	68.61	19.41	18.39	14.11	NA	NA

S&P 500 Index	56.35	16.78	16.29	13.91	NA	NA

Lipper Multi-Cap Growth Funds Average	71.60	21.67	20.07	14.72	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 12.14%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.83% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis. Prior to May 1, 2021, the benchmark for the Parnassus Mid Cap Growth Fund (formerly known as the Parnassus Fund) was the S&P 500 Index.

First Quarter Review

The Parnassus Mid Cap Growth Fund – Investor Shares had a good start to the year, rising 0.90% for the quarter and beating the Russell Midcap Growth by 147 basis points. One basis point is 1/100th of one percent. Since completing the transition to a mid cap growth strategy on May 15, 2020, we’re pleased that the Fund has risen by 44.31%, which has outperformed the index’s 43.32% increase by 99 basis points.

Sector allocations had a neutral impact on our relative performance, so our outperformance during the quarter came from stock selection. We had three stocks that contributed at least 60 basis points to the Fund’s return.

Many of the fastest growing and most expensive stocks fell this quarter as interest rates rose. Given that backdrop, our three worst performers are some of our most innovative companies. While all three reported impressive quarterly results, their stocks fell nonetheless as their valuations contracted.

Our worst performer was life sciences company Berkeley Lights. The stock fell 21.0% from our average purchase price during the quarter and cut the Fund’s performance by 43 basis points.* We invested when the stock was off more than 40% from its highs, but the stock continued to drop amid the sell-off in high-growth companies. The company’s flagship product, Beacon, is unique in that it captures both the functional and genotypic information for thousands of live cells in parallel at a single-cell level. This is valuable because it dramatically reduces the time and cost it takes to study cells, while also improving hit rates since researchers

*For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

can select the cells that meet their specifications. We’re excited to invest in Berkeley Lights because we think the company is a scarce asset with a long runway for growth.

Avalara, the leading sales tax automation software provider, reduced the Fund’s performance by 43 basis points, as the stock returned negative 19.1% during the quarter. Despite posting a strong quarter where billings exceeded expectations and grew almost 40%, the stock underperformed as its valuation fell. We continue to believe the tremendous growth opportunities at Avalara will reward long-term shareholders.

Parnassus Mid Cap Growth Fund

As of March 31, 2021

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2021

The Trade Desk, the leading programmatic advertising platform, cut the Fund’s performance by 39 basis points, as its total return was negative 18.6%. The company reported accelerating sales growth, driven by Connected-TV spending that more than doubled year over year. Despite better-than-expected results, the company’s shares fell due to a declining valuation.

Our biggest winner was Silvergate Capital, which soared 65.6% from our average purchase price and added 142 basis points to the Fund’s return. Silvergate launched its digital asset initiative in 2013 and is now a leading financial infrastructure provider to the digital asset sector. The Silvergate Exchange Network (SEN) enables real-time transfers 24x7x365 between Silvergate clients, including exchanges and institutional investors. The shares jumped as Silvergate reported astounding quarterly deposit growth of 137% due to accelerating institutional interest in digital assets.

Shares of KLA Corporation contributed 77 basis points to the Fund’s return, as the stock rose 28.0%. KLA is the leader in process control for semiconductor manufacturing, with dominant scale and research and development capabilities. The company’s strong 2021 outlook and confidence in potentially exceeding multi-year goals highlighted to investors the attractive long-term opportunities for this industry leader.

Old Dominion Freight Lines added 61 basis points to the Fund, as the stock returned 23.3%. The trucking market is booming as the economy starts to reopen, and Old Dominion is the best operator in the less-than-truckload (“LTL”) segment. As the economy continues to re-open, we expect Old Dominion to grow faster and earn higher operating income margins than its competitors.

Outlook and Strategy

The Russell Midcap Growth ended the first quarter with a rather unremarkable loss of 0.57%. After sprinting higher with a 35.47% return in 2019 and another 35.59% in 2020, it seems like the index needed to catch its breath and consider what’s next.

As COVID-19 cases in the U.S. recede and the vaccine is distributed at a faster-than-expected pace, the U.S. economy is bouncing back. In addition, the federal government is supplying an unprecedented amount of fiscal stimulus. Taken together, U.S. Real GDP is expected to grow by 5.7% in 2021, the fastest rate since 1984! Value stocks tend to be more dependent upon the underlying economy to produce their earnings growth, whereas growth stocks tend to have idiosyncratic drivers due to new technologies and business models. Given expectations for higher economic growth, value stocks outperformed their growth peers this quarter.

The government’s goal of faster growth is admirable, but government stimulus needs to be funded. As a result, the deficit is widening and the government is borrowing a record amount of money. Government debt has soared to unprecedented levels, and numerous studies have shown that higher debt levels lead to lower growth rates because capital has to be diverted away from productive uses to repay the debt. The best example of this is Japan, which has struggled with anemic growth amid soaring debt levels for years. The massive accumulation of debt is likely to ultimately lower economic growth rates, which will advantage growth stocks even more.

However, the U.S. economy could grow fast enough to shoulder the added debt load. In this case, we’d be concerned that inflation could rise. Rising inflation would act as an offset to the faster growth by reducing stock market valuations, because inflation reduces the future value of earnings. This would disproportionately impact the most expensive and fastest-growing stocks. We witnessed that during the quarter, as three of our most innovative companies sold off despite reporting impressive quarterly results. This is an area we’re underweight, and that helped our Fund’s relative performance this quarter. We focus on companies with established business models and proven financial models. No one knows whether economic growth will remain strong or whether the economy will slow from the weight of its debt. Our approach is to carefully curate a concentrated portfolio of wide moat, innovative companies with secular growth that we believe can outperform in either scenario.

During the quarter, we invested in four new stocks. We added two banks to the Fund, Signature Bank and Silvergate Capital; we bought both due to their 24x7x365 real-time digital payment networks, named Signet and SEN, respectively. We believe that the future of banking will be instant and always available, as clients move away from legacy banks and their 40-hour work weeks and lengthy processing times. The first use case for these networks is the rapidly growing

Quarterly Report • 2021

digital asset industry, and we believe many other industries will follow. Signet and SEN are the first movers in the real-time digital payment network space, and we believe they can generate years of outsized growth and returns for shareholders. We’re pleased that Silvergate has already generated a solid gain for our fund.

We also invested in Sunrun, the leading provider of residential solar power, when the stock was down more than 30% from its 52-week high. Residential solar reduces electricity bills, improves energy reliability and reduces greenhouse gas emissions. These secular tailwinds are already behind solar, and they should get even stronger as the cost continues to fall, battery technology improves and the Biden administration passes favorable regulation. As the largest player in the space, we believe Sunrun is best positioned to capitalize on this opportunity.

Finally, as mentioned earlier, we invested in Berkeley Lights. Although it has hurt us during the brief time we’ve owned it, given the 70% gross profit margins and the huge addressable market, we’re excited about the company’s long-term opportunities.

We sold four stocks during the quarter to make room for these new positions: waste management provider Waste Connections, truck broker C.H. Robinson, bank technology specialist Jack Henry and health care IT provider Cerner. We exited these stocks because they have elevated valuations and growth profiles that generally fall below that of the Fund.

Information technology remains our largest sector weighting at 35.4%, which is below the 37.8%

weighting in the index. Our largest sector overweight relative to the index is now financials, although that’s because of its small size in the index. Our financials weighting is 9.4%, which is larger than the benchmark’s 3.4%, but still only the fifth-largest sector by weighting in our fund. As we strive to create a diversified portfolio that can outperform in all environments, we’ve identified a number of innovative and wide-moat financial companies. These consist of Signature Bank, Silvergate Capital, data provider Morningstar, fixed income trading platform MarketAxess and insurance broker SelectQuote.

While economic growth in 2021 seems a near certainty due to the government stimulus and economic re-opening, we feel that 2022 is far less certain. The market looks forward, so 2022 will be coming into focus soon. We believe our high-quality portfolio is well positioned for whatever environment we face.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Quarterly Report • 2021

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of March 31, 2021, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $17.17, producing a loss for the quarter of 4.32% (including dividends). This compares to a loss of 3.37% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a loss of 2.94% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 1.21%, and the unsubsidized SEC yield was 1.16%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-0.09	4.41	2.92	2.83	0.74	0.68

Parnassus Fixed Income Fund – Institutional Shares	0.17	4.64	3.15	2.96	0.55	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	0.71	4.65	3.10	3.44	NA	NA

Lipper Core Bond Funds Average	4.70	4.82	3.43	3.50	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.00%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

It was a challenging quarter for the Parnassus Fixed Income Fund, as Treasury bonds recorded their worst quarter since Paul Volcker committed to battling inflation in the early 1980s. Unlike the 1980s, the rise in yields was driven by happy news: after a terrible winter of coronavirus illness and death, new cases fell and vaccinations accelerated. A rapidly reopening economy was further boosted by a $1.9 trillion spending plan, sending the ten-year Treasury from 0.92% to 1.74% over the course of the quarter. This led to pronounced losses in the Treasury and corporate bond markets.

The Parnassus Fixed Income Fund – Investor Shares lost 4.32% in the quarter, driven by our overweight allocation to corporate bonds. Corporate bonds accounted for about 57.06% of assets over the course of the quarter, more than twice that of the Index at about 26.91%. Due to its long duration, corporate bonds in the Barclays Aggregate Index lost 3.37%, accounting for a negative attribution of 1.26%. While the Fund’s portfolio matched the Index with a loss of 4.68%, the overweight allocation means it contributed negative 2.66% to the total return.

Our Treasury portfolio performed incrementally better than the Index, with a loss of 3.85% versus a loss of 4.25%. This resulted in a negative contribution to the portfolio’s return of 1.35%, 23 basis points better than the Index. The outperformance was driven by our shift to a barbell strategy, where a disproportionate amount of our Treasuries mature in less than two years or more than 20 years. This proved effective, protecting the portfolio from the full brunt of Treasury losses. We recognized 13 basis points of positive selection from the Treasury barbell.

Quarterly Report • 2021

Parnassus Fixed Income Fund

As of March 31, 2021

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

The Parnassus Fixed Income Fund does not own securitized debt, the best-performing asset class in the quarter. Securitized debt, principally bonds backed by residential and commercial mortgages, lost only 1.18% in the quarter and represents nearly 30% of the Index. We chose to divest from securitized bonds several years ago as the asset class underperform both Treasuries and corporate bonds over the long-term. These securities also do not allow us to fully leverage our analyst team’s corporate know-how or our ESG team’s engagement activities. However, as a result of this strategic decision, the Fund’s attribution from allocation was negative 88 basis points.

The worst-performing security in the quarter was a 30-year bond issued by Apple corporation. The 4.38% coupon bond maturing May 2045 was one of the longest duration bonds in the portfolio, so was disproportionately impacted by rising rates. The security lost 11.76%, better than many of our other long bonds, but our relatively large position resulted in an 11 basis point loss.*

Similarly, bonds issued by Comcast with a 4.25% coupon maturing in October 2030 lost 5.84% and removed 9 basis points from the total return. Fundamentally, the company is doing well. The pandemic emphasized to consumers and businesses alike the importance of excellent broadband service. Its COVID-19-stressed businesses, like theme parks, are recovering in 2021, and we expect the company to remain focused on its balance sheet.

Finally, bonds issued by McCormick lost 6.31% in the quarter and removed 8 basis points from the total return. The bonds, with 2.5% coupon maturing in April of 2030, were moderately impacted by McCormick’s acquisitions, which have increased leverage. We believe these acquisitions, which include brands like Cholula Hot Sauce, will strengthen the company over the longer term.

While it was a difficult quarter for corporate bonds, several securities in the Parnassus Fixed Income Fund did record positive returns. Our top-performing securities in the quarter were preferred stock shares issued by Bank of America. While the price of the securities fell in the quarter, its 5% coupon meant that these preferred shares added 2 basis points to the total return. Preferred stock can complement the corporate bond portfolio and provide excellent yields.

Bonds issued by Regency Centers gained 1.34% in the quarter, adding 1 basis point to the total return. These bonds, with a 3.75% coupon maturing in June of 2024, are also the Fund’s first green corporate bonds, and were first added to the Fund about seven years ago. Regency Centers owns grocery-anchored retail centers across the country. While grocery stores are the dominant tenant in these strip malls, the other tenants include smaller retail stores and service-based retailers like restaurants, nail salons or dry cleaners. Grocery stores did well during the depths of the pandemic, but Regency’s other tenants had a bumpier year. The company is reporting positive trends, and we expect to see continued strength over the remainder of 2021.

Finally, bonds issued by Nuance Communications gained 0.44% and added 1 basis point to the total return. These high-yield bonds have a coupon of 5.63% and mature in December 2026. This investment is an excellent example of how the Parnassus Fixed Income

*For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

Fund leverages the research of the broader team. Our depth of knowledge on Nuance, a company that specializes in speech recognition software, allowed us to increase our allocation to high yield in the quarter. We believe the company’s tools, which are increasingly important to doctors as a virtual “scribes” during appointments, will continue to gain in popularity.

Outlook and Strategy

After the devastating impact of COVID-19 on our country and economy last year, 2021 looks to be a year of growth and recovery. In fact, economic projections now expect GDP growth to be at the fastest pace in more than 40 years, driven principally by the government’s stimulus programs. At nearly two trillion dollars, the latest stimulus will certainly boost short-term economic data. However, the true test is whether it will encourage enough spending to stimulate hiring and new business formation, leading to sustainable growth.

The Federal Reserve communicated in March that it thinks the latter will take time and therefore expect to keep rates at zero for the foreseeable future. More importantly, it also changed a critical policy in that it will no longer preemptively adjust monetary policy. After a decade of incorrect forecasts when the economy experienced little inflation, the Federal Reserve will now wait to change policy until inflation is realized and persistent, and until the labor market has completely recovered.

By contrast, the interest rate market is concerned that such enormous stimulus spending will fuel a new era of inflationary pressures and anticipates that the Federal Reserve will be forced to begin raising rates as early as next summer. It’s likely that inflation rises during the year, like whiplash from the impacts of COVID-19. However, as supply chains stabilize, inventories return and freight capacity opens up, those pressures may alleviate. Longer-term expectations for inflation remain anchored around 2%, and that’s the likely forecast for the future.

When the market and the FOMC have such divergent views, it can be a tricky time for bond investors. While we believe that 2021 inflation will be transitory, we did make several adjustments to the portfolio to take advantage of market opportunities. In addition to the Treasury barbell transition, we also increased our allocation to high-yield bonds. High-yield bonds are not priced using Treasuries, so are less rate-sensitive than their investment grade peers. Perhaps most importantly, we like the fundamentals of these businesses and their risk-adjusted returns. Over the last year, our equity funds have added more high-yield names to their portfolios. These companies, including Nuance, Avantor, T-Mobile and Hilton, are covered by our analyst team, and we understand the businesses well. This allowed us to comfortably increase our allocation to high-yield bonds to almost 13% from about 8% at the end of the year.

We transitioned our long duration exposure from A or better credits to BBB within investment grade. For example, we exited long bonds issued by Microsoft in the quarter, believing the credit spread was so low that it left little room for improvement. Instead, we purchased long bonds issued by Alexandria Real Estate, a REIT that owns office buildings that principally serve the medical industry, at a much more attractive valuation. We believe these bonds will have less interest rate sensitivity than their ultra-high-quality counterparts and we know that they will provide a better yield.

It’s our strategy to invest about 70% of the Fund in corporate bonds over the long-term, and we finished the quarter just below 60%. We will continue to increase this allocation cautiously and opportunistically, and with our constant focus on ESG. In addition to our new high-yield names, we also added several investment grade names, including Alaska Airlines, Trimble, Alexandria Real Estate, American Tower and VF Corp., which was an investment we resumed.

Thank you for your continued trust and for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Quarterly Report • 2021

Responsible Investing Notes

Tracking, collecting, managing and analyzing online user data is a vital component of conducting business in the 21st century. User data feeds various business applications, including advertisement selection algorithms, net promoter scores (measures of customer satisfaction and loyalty), insurance claim fraud analysis and many other tools companies use to grow and protect their businesses. Data privacy has become so important that governments have passed privacy laws, including the California Privacy Act and the UK General Data Protection Regulation, to curb the misuse and abuse of collected user data. Meanwhile, data privacy advocates, privacy-minded investors and other stakeholders continue to advocate for more privacy-friendly methods of collecting user data.

This past quarter, two companies held in the Parnassus Funds, Alphabet and Apple, have made significant progress on protecting user privacy.

Alphabet’s Google is keenly aware that a growing number of its users are no longer comfortable giving up so much of their privacy and that regulators worldwide are looking for ways to protect consumers from invasive collection practices. In response, Google has devised a creative way to track user data within its Chrome browser while simultaneously eliminating the use of third-party cookies. Cookies are personally identifiable files stored on a user’s computer that track websites the user has visited and send that information to the cookies’ owners. Some browsers, like Firefox, already block third-party cookies, but the decision by Chrome, which is the dominant player in the space, to block third-party cookies will significantly impact online advertising.

In place of cookies, Google is moving toward a federated learning of cohorts (FLoC) technology. With FLoC, users will no longer be tracked individually, but instead will be grouped with other users who have very similar browsing habits. Google ad partners will still be able to analyze browsing behavior and push relevant ads in front of users, but without collecting vast amounts of personally identifiable data. Notably, Google’s ad tools will become even more vital to its advertising partners because FLoC technology depends on sophisticated algorithms to extract the same level of advertising insight from aggregated data as can be gleaned from individualized tracking using cookies.

This is a win for privacy-minded advocates, Alphabet investors and Google, which is widening its moat in the online advertising space while avoiding intrusive user tracking.

For years, Apple has been vocal about ending all individualized tracking. CEO Tim Cook famously said, “To me it’s creepy when I look at something and all of a sudden it’s chasing me all the way across the web.” In contrast to Google, Apple doesn’t have much of an online advertising business, so advocating privacy doesn’t risk harm to its core business. Nevertheless, it is good news that Apple is taking steps to shore up consumer privacy.

During the second half of 2020, the company announced a slight but powerful tweak to its Identifier for Advertisers (IDFA). Rather than making the IDFA be an on or off preference, Apple plans to generate a pop-up that requires all third-party applications to ask device users’ permission to track their application activity. This will allow Apple to disclose to its customers how much information is being tracked to warn customers of the ramifications of accepting the tracking request.

In addition, Apple has required developers of products in the App Store to provide privacy labels for their applications that are reminiscent of nutrition labels on food products. These disclosures are designed to help users become better informed about what is being tracked prior to downloading an application.

Consumer spending in the iOS App Store is a multi-billion-dollar business, and advertisers are afraid that the new IDFA features will make it challenging to acquire iOS users, a valuable target market. Although Apple postponed the new releases to 2021 to give developers and advertisers time to comply, these privacy upgrades are currently being rolled out.

Even with the postponement, this is a win for Apple because they can market privacy, a component of their business that isn’t a revenue driver but is an attractive proposition for new privacy-minded customers. These new features are unlikely to have a significant impact on the company’s near-term earnings. However, they do create new barriers to some app developers who compete with Apple. We will see how much impact these new features have on consumers and the developers in the App Store.

Quarterly Report • 2021

Both Alphabet and Apple recognize that the world is moving away from individualized tracking. Alphabet’s FLoC approach will further entrench its sophisticated ad tools and should help satisfy regulator and privacy-minded advocates’ concerns. Apple’s approach directly appeals to customers looking to block individual tracking or stay well informed on how they are being tracked. It’s fantastic to see two of the world’s largest companies advance these positive developments on user privacy. We hope this trend continues.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Sincerely,

Iyassu Essayas

Director of ESG Research

Quarterly Report • 2021

Parnassus Core Equity Fund

Portfolio of Investments as of March 31, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	6,002,323	1,415,167,694	5.5%
Deere & Co.	3,311,928	1,239,124,742	4.8%
Comcast Corp., Class A	19,191,601	1,038,457,530	4.1%
CME Group Inc.	4,869,952	994,590,297	3.9%
Amazon.com Inc.	318,474	985,384,034	3.8%
Danaher Corp.	4,212,545	948,159,629	3.7%
Applied Materials Inc.	6,282,154	839,295,774	3.3%
FedEx Corp.	2,843,994	807,808,056	3.2%
Linde plc	2,868,828	803,673,476	3.1%
Verizon Communications Inc.	13,352,456	776,445,316	3.0%
Alphabet Inc., Class A	375,886	775,272,393	3.0%
Mastercard Inc., Class A	2,152,515	766,402,966	3.0%
Charles Schwab Corp.	11,711,249	763,339,210	3.0%
S&P Global Inc.	2,145,345	757,027,890	3.0%
The Procter & Gamble Co.	5,091,609	689,556,607	2.7%
Waste Management Inc.	5,319,180	686,280,604	2.7%
Becton Dickinson and Co.	2,793,652	679,276,484	2.6%
American Tower Corp.	2,719,186	650,048,605	2.5%
Booking Holdings Inc.	275,592	642,085,265	2.5%
Apple Inc.	4,962,001	606,108,422	2.4%
Fiserv Inc.	5,072,391	603,817,425	2.3%
Costco Wholesale Corp.	1,686,932	594,609,791	2.3%
Micron Technology Inc.	6,635,524	585,319,572	2.3%
Mondelez International Inc., Class A	9,953,086	582,554,124	2.3%
Adobe Inc.	1,218,715	579,340,549	2.3%
NVIDIA Corp.	1,039,323	554,925,729	2.2%
Cadence Design Systems Inc.	3,993,143	547,020,659	2.1%
Texas Instruments Inc.	2,828,327	534,525,520	2.1%
VF Corp.	6,551,767	523,617,219	2.0%
Kansas City Southern	1,547,682	408,464,233	1.6%
Pentair plc	6,484,358	404,105,190	1.6%
Xylem Inc.	3,527,641	371,037,280	1.4%
Digital Realty Trust Inc.	2,327,707	327,834,254	1.3%
Gilead Sciences Inc.	4,791,528	309,676,455	1.2%
Boston Scientific Corp.	7,683,041	296,949,535	1.2%
Intel Corp.	4,528,324	289,812,736	1.1%
Southwest Airlines Co.	4,677,568	285,612,302	1.1%
Synopsys Inc.	1,070,146	265,160,776	1.0%
Alexandria Real Estate Equities Inc.	1,433,918	235,592,727	0.9%

Total investment in equities		25,163,481,070	98.1%

Total short-term securities		572,972,644	2.2%

Other assets and liabilities		(82,158,888)	(0.3)%

Total net assets		25,654,294,826	100.0%

Net asset value as of March 31, 2021
Investor shares		$57.43
Institutional shares		$57.54

Quarterly Report • 2021

Parnassus Mid Cap Fund

Portfolio of Investments as of March 31, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Republic Services Inc.	2,742,170	272,434,590	3.7%
Nuance Communications Inc.	5,518,828	240,841,654	3.2%
KLA Corp.	714,899	236,202,630	3.2%
Trimble Inc.	3,024,053	235,241,083	3.2%
Burlington Stores Inc.	776,829	232,116,505	3.1%
Hologic Inc.	3,045,777	226,544,893	3.1%
Teleflex Inc.	533,292	221,561,494	3.0%
Western Digital Corp.	3,213,451	214,497,854	2.9%
Pentair plc	3,039,703	189,434,291	2.6%
Xylem Inc.	1,784,323	187,675,093	2.5%
PPG Industries Inc.	1,213,640	182,361,546	2.4%
Cerner Corp.	2,474,138	177,841,039	2.4%
Jack Henry & Associates Inc.	1,171,261	177,703,719	2.4%
Kansas City Southern	672,930	177,599,686	2.4%
Verisk Analytics Inc.	988,191	174,603,468	2.4%
Grocery Outlet Holding Corp.	4,724,476	174,285,920	2.4%
Agilent Technologies Inc.	1,364,649	173,501,474	2.3%
Maxim Integrated Products Inc.	1,873,762	171,205,634	2.3%
O’Reilly Automotive Inc.	328,287	166,523,581	2.2%
VF Corp.	2,028,274	162,099,658	2.2%
Roper Technologies Inc.	394,919	159,286,629	2.1%
Americold Realty Trust	4,033,321	155,161,859	2.1%
C.H. Robinson Worldwide Inc.	1,582,405	151,008,909	2.0%
Avantor Inc.	5,064,476	146,515,291	2.0%
Autodesk Inc.	521,026	144,402,356	1.9%
First Horizon National Corp.	8,414,143	142,283,158	1.9%
FedEx Corp.	489,282	138,975,659	1.9%
First Republic Bank, Class A	803,601	134,000,467	1.8%
Digital Realty Trust Inc.	950,358	133,848,421	1.8%
Cboe Global Markets Inc.	1,327,161	130,977,519	1.8%
SelectQuote Inc.	4,218,933	124,500,713	1.7%
ANGI Inc., Class A	9,408,225	122,306,925	1.6%
Cadence Design Systems Inc.	859,633	117,761,125	1.6%
SBA Communications Corp.	423,231	117,467,764	1.6%
IDACORP Inc.	1,167,250	116,689,983	1.6%
Signature Bank	514,540	116,337,494	1.6%
Synopsys Inc.	468,334	116,043,798	1.6%
Hilton Worldwide Holdings Inc.	949,361	114,796,732	1.5%
BioMarin Pharmaceutical Inc.	1,482,749	111,962,377	1.5%
Public Storage	448,692	110,719,238	1.5%
Levi Strauss & Co., Class A	4,570,587	109,282,735	1.5%
Ansys Inc.	292,862	99,444,221	1.3%
Guidewire Software Inc.	882,929	89,732,074	1.2%
Cable One Inc.	48,989	89,569,528	1.2%
AES Corp.	3,239,480	86,850,459	1.2%
MDU Resources Group Inc.	2,356,880	74,500,977	1.0%
The Clorox Co.	383,472	73,964,079	1.0%
McCormick & Co.	710,802	63,375,106	0.9%

Total investment in equities		7,286,041,408	98.3%

Total short-term securities		129,360,447	1.7%

Other assets and liabilities		17,278	0.0%

Total net assets		7,415,419,133	100.0%

Net asset value as of March 31, 2021
Investor shares		$42.07
Institutional shares		$42.18

Quarterly Report • 2021

Parnassus Endeavor Fund

Portfolio of Investments as of March 31, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Micron Technology Inc.	2,531,284	223,284,562	5.6%
Applied Materials Inc.	1,550,213	207,108,457	5.2%
Charles Schwab Corp.	2,963,730	193,175,921	4.8%
Intel Corp.	3,000,000	192,000,000	4.8%
Cisco Systems Inc.	3,000,000	155,130,000	3.9%
The Gap Inc.	4,971,959	148,064,939	3.7%
Western Digital Corp.	2,100,000	140,175,000	3.5%
FedEx Corp.	480,119	136,373,001	3.4%
Agilent Technologies Inc.	1,000,000	127,140,000	3.2%
Capital One Financial Corp.	965,426	122,831,150	3.1%
Verizon Communications Inc.	2,033,951	118,274,251	2.9%
Bank of America Corp.	3,000,000	116,070,000	2.9%
Hanesbrands Inc.	5,830,367	114,683,319	2.9%
American Express Co.	808,371	114,335,994	2.8%
Mastercard Inc., Class A	300,000	106,815,000	2.7%
W.W. Grainger Inc.	265,173	106,315,811	2.6%
S&P Global Inc.	281,500	99,332,905	2.5%
Discover Financial Services	1,043,461	99,118,360	2.5%
Seagate Technology plc	1,246,543	95,672,175	2.4%
Omnicom Group Inc.	1,265,409	93,830,077	2.3%
Apple Inc.	763,681	93,283,634	2.3%
Biogen Inc.	314,412	87,956,757	2.2%
Expeditors International of Washington Inc.	772,601	83,201,402	2.1%
Alphabet Inc., Class A	40,000	82,500,800	2.0%
Lam Research Corp.	137,697	81,962,762	2.0%
BioMarin Pharmaceutical Inc.	1,059,846	80,028,971	2.0%
Novartis AG (ADR)	931,309	79,608,293	2.0%
Accenture plc, Class A	285,374	78,834,568	2.0%
Paychex Inc.	757,253	74,225,939	1.8%
The Bank of New York Mellon Corp.	1,440,248	68,109,328	1.7%
The Progressive Corp.	700,000	66,927,000	1.7%
Illumina Inc.	157,596	60,526,320	1.5%
Cummins Inc.	225,000	58,299,750	1.5%
Cerner Corp.	793,434	57,032,036	1.4%
VF Corp.	500,000	39,960,000	1.0%
Microsoft Corp.	146,638	34,572,841	0.9%
Intuit Inc.	88,197	33,784,743	0.8%
Cadence Design Systems Inc.	50,000	6,849,500	0.2%

Total investment in equities		3,877,395,566	96.8%

Total short-term securities		205,725,695	5.2%

Other assets and liabilities		(79,082,565)	(2.0)%

Total net assets		4,004,038,696	100.0%

Net asset value as of March 31, 2021
Investor shares		$56.45
Institutional shares		$56.54

Quarterly Report • 2021

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of March 31, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Cadence Design Systems Inc.	301,255	41,268,922	3.8%
Agilent Technologies Inc.	319,521	40,623,900	3.7%
KLA Corp.	117,903	38,955,151	3.6%
Synopsys Inc.	155,573	38,547,878	3.6%
Burlington Stores Inc.	128,116	38,281,061	3.5%
Old Dominion Freight Lines Inc.	145,211	34,910,177	3.2%
IDEXX Laboratories Inc.	71,268	34,872,145	3.2%
Illumina Inc.	88,399	33,950,520	3.1%
Western Digital Corp.	506,393	33,801,733	3.1%
Autodesk Inc.	121,587	33,697,837	3.1%
Square Inc., Class A	146,551	33,274,405	3.1%
O’Reilly Automotive Inc.	65,277	33,111,758	3.1%
CoStar Group Inc.	38,700	31,807,143	2.9%
Pool Corp.	89,405	30,866,182	2.8%
Nuance Communications Inc.	640,876	27,967,829	2.6%
ANGI Inc., Class A	2,045,391	26,590,083	2.5%
Signature Bank	105,000	23,740,500	2.2%
The New York Times Co., Class A	467,258	23,652,600	2.2%
Verisk Analytics Inc.	133,748	23,631,934	2.2%
Thomson Reuters Corp.	268,893	23,546,960	2.2%
Silvergate Capital Corp.	164,797	23,429,189	2.2%
Xylem Inc.	219,256	23,061,346	2.1%
Broadridge Financial Solutions Inc.	141,281	21,630,121	2.0%
Fair Isaac Corp.	43,769	21,273,922	2.0%
Morningstar Inc.	92,446	20,804,048	1.9%
Ansys Inc.	60,677	20,603,482	1.9%
Teleflex Inc.	48,316	20,073,365	1.9%
MarketAxess Holdings Inc.	39,739	19,786,843	1.8%
Avalara Inc.	146,177	19,504,397	1.8%
The Trade Desk Inc., Class A	28,543	18,600,331	1.7%
Monolithic Power Systems Inc.	50,262	17,753,041	1.6%
Grocery Outlet Holding Corp.	480,372	17,720,923	1.6%
Cable One Inc.	9,427	17,235,950	1.6%
10x Genomics Inc., Class A	93,160	16,861,960	1.6%
nCino, Inc.	251,666	16,791,156	1.6%
Lululemon Athletica Inc.	54,564	16,735,324	1.5%
Berkeley Lights Inc.	324,713	16,310,334	1.5%
SelectQuote Inc.	522,974	15,432,963	1.4%
Hilton Worldwide Holdings Inc.	108,531	13,123,569	1.2%
Veeva Systems Inc., Class A	43,920	11,473,661	1.1%
Alnylam Pharmaceuticals Inc.	77,587	10,954,509	1.0%
BioMarin Pharmaceutical Inc.	142,279	10,743,487	1.0%
Insperity Inc.	124,318	10,410,389	1.0%
Sunrun Inc.	166,333	10,059,820	0.9%
Seagen Inc.	60,513	8,402,835	0.8%

Total investment in equities		1,065,875,683	98.4%

Total short-term securities		19,002,561	1.7%

Other assets and liabilities		(1,473,182)	(0.1%)

Total net assets		1,083,405,062	100.0%

Net asset value as of March 31, 2021
Investor shares		$61.99
Institutional shares		$62.07

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2021 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Public Storage	5.15%	06/02/2022	111,127	2,888,191	0.7%
Bank of America	5.00%	09/17/2024	80,000	2,117,600	0.5%
Digital Realty Trust Inc.	5.20%	10/10/2024	79,000	2,105,350	0.5%
Public Storage	3.88%	10/06/2025	40,000	1,000,400	0.2%

Total investment in preferred stocks				8,111,541	1.9%

Corporate Bonds			Principal Amount ($)
Booking Holdings Inc.	4.63%	04/13/2030	5,000,000	5,820,466	1.4%
Comcast Corp.	4.25%	10/15/2030	5,000,000	5,741,160	1.3%
Teleflex Inc.	4.25%	06/01/2028	5,500,000	5,699,375	1.3%
Pentair Finance SA	4.50%	07/01/2029	5,000,000	5,684,645	1.3%
Ball Corp.	4.88%	03/15/2026	5,000,000	5,591,550	1.3%
Mastercard Inc.	2.95%	06/01/2029	5,000,000	5,351,295	1.3%
Nuance Communications	5.63%	12/15/2026	5,000,000	5,243,750	1.2%
O’Reilly Automotive Inc.	4.20%	04/01/2030	4,500,000	5,044,448	1.2%
McCormick & Co.	2.50%	04/15/2030	5,000,000	4,983,670	1.2%
Hologic Inc.	3.25%	02/15/2029	5,000,000	4,937,500	1.2%
Agilent Technologies Inc.	2.75%	09/15/2029	4,750,000	4,860,173	1.1%
SBA Communications Corp.	3.88%	02/15/2027	4,500,000	4,599,900	1.1%
Adobe Inc.	2.30%	02/01/2030	4,500,000	4,547,722	1.1%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	4,371,268	1.0%
Becton Dickinson and Co.	6.70%	08/01/2028	3,500,000	4,343,961	1.0%
Iron Mountain Inc.	5.25%	03/15/2028	4,000,000	4,155,000	1.0%
MSCI Inc.	4.00%	11/15/2029	4,000,000	4,113,840	1.0%
Kansas City Southern	2.88%	11/15/2029	4,000,000	4,086,594	1.0%
Autodesk Inc.	4.38%	06/15/2025	3,630,000	4,056,178	1.0%
T-Mobile USA Inc.	2.25%	02/15/2026	4,000,000	4,028,760	0.9%
Xylem Inc.	2.25%	01/30/2031	4,000,000	3,921,769	0.9%
Intel Corp.	4.80%	10/01/2041	3,000,000	3,713,537	0.9%
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,663,473	0.9%
Charles Schwab Corp.	4.63%	03/22/2030	3,000,000	3,526,515	0.8%
Trimble Inc.	4.90%	06/15/2028	3,000,000	3,458,864	0.8%
Lowe’s Companies Inc.	4.50%	04/15/2030	3,000,000	3,458,211	0.8%
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,412,733	0.8%
Applied Materials Inc.	1.75%	06/01/2030	3,500,000	3,360,304	0.8%
Apple Inc.	4.38%	05/13/2045	2,750,000	3,293,775	0.8%
Micron Technology Inc.	5.33%	02/06/2029	2,775,000	3,262,747	0.8%
Regency Centers LP	3.70%	06/15/2030	3,000,000	3,204,945	0.8%
Cummins Inc.	4.88%	10/01/2043	2,500,000	3,138,280	0.7%
Amazon.com Inc.	4.80%	12/05/2034	2,500,000	3,137,715	0.7%
Burlington Northern Santa Fe Corp.	5.05%	03/01/2041	2,500,000	3,132,390	0.7%
VF Corp.	2.95%	04/23/2030	3,000,000	3,104,909	0.7%
Sealed Air Corp.	4.00%	12/01/2027	2,982,000	3,052,823	0.7%
APTIV plc	4.25%	01/15/2026	2,500,000	2,807,807	0.7%
Alexandria Real Estate	2.00%	05/18/2032	3,000,000	2,786,516	0.7%
Alphabet Inc.	1.10%	08/15/2030	3,000,000	2,755,483	0.6%
Waste Management Inc.	3.15%	11/15/2027	2,500,000	2,703,935	0.6%
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,646,875	0.6%
Avantor Funding Inc.	4.63%	07/15/2028	2,500,000	2,610,900	0.6%
Alaska Air 2020-1 CL B	8.00%	08/15/2025	2,248,530	2,496,779	0.6%
APTIV plc	5.40%	03/15/2049	2,000,000	2,437,523	0.6%

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2021 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Verizon Communications Inc.	4.81%	03/15/2039	2,000,000	2,388,312	0.6%
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,379,186	0.6%
The Clorox Co.	1.80%	05/15/2030	2,500,000	2,376,721	0.6%
Kansas City Southern	4.70%	05/01/2048	2,000,000	2,345,772	0.6%
Autodesk Inc.	2.85%	01/15/2030	2,250,000	2,307,193	0.5%
Lam Research Corp.	4.00%	03/15/2029	2,000,000	2,263,522	0.5%
Verizon Communications Inc.	4.02%	12/03/2029	2,000,000	2,234,453	0.5%
Merck & Co., Inc.	3.40%	03/07/2029	2,000,000	2,195,836	0.5%
Danaher Corp.	3.35%	09/15/2025	2,000,000	2,181,977	0.5%
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,145,596	0.5%
Nike Inc.	2.75%	03/27/2027	2,000,000	2,130,090	0.5%
Apple Inc.	2.85%	02/23/2023	2,000,000	2,088,355	0.5%
Roper Technologies Inc.	2.95%	09/15/2029	2,000,000	2,081,430	0.5%
DH Europe Finance II	3.25%	11/15/2039	2,000,000	2,034,450	0.5%
Fiserv Inc.	2.65%	06/01/2030	2,000,000	2,012,830	0.5%
Starbucks Corp.	2.55%	11/15/2030	2,000,000	2,002,486	0.5%
American Tower Corp.	2.70%	04/15/2031	2,000,000	1,998,796	0.5%
Masco Corp.	2.00%	10/01/2030	2,000,000	1,900,374	0.4%
Lowe’s Companies Inc.	3.00%	10/15/2050	2,000,000	1,856,769	0.4%
Waste Management Inc.	1.50%	03/15/2031	2,000,000	1,845,746	0.4%
Mondelez International Inc.	1.50%	02/04/2031	2,000,000	1,827,646	0.4%
Becton Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,782,656	0.4%
FedEx Corp.	4.75%	11/15/2045	1,500,000	1,751,644	0.4%
FedEx Corp.	4.25%	05/15/2030	1,500,000	1,702,110	0.4%
Verizon Communications Inc.	4.27%	01/15/2036	1,500,000	1,693,736	0.4%
Hilton Domestic Operating Company Inc.	4.88%	01/15/2030	1,500,000	1,591,200	0.4%
Hilton Domestic Operating Company Inc.	4.00%	05/01/2031	1,500,000	1,500,000	0.3%
Linde plc	1.10%	08/10/2030	1,500,000	1,362,931	0.3%
Alexandria Real Estate	4.85%	04/15/2049	1,000,000	1,193,522	0.3%
Danaher Corp.	4.38%	09/15/2045	1,000,000	1,161,656	0.3%
Fiserv Inc.	4.40%	07/01/2049	1,000,000	1,150,566	0.3%
Boston Scientific Corp.	4.00%	03/01/2029	1,000,000	1,108,340	0.3%
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	1,000,000	990,000	0.2%
Agilent Technologies Inc.	2.10%	06/04/2030	1,000,000	977,659	0.2%
Merck & Co., Inc.	2.45%	06/24/2050	1,000,000	881,957	0.2%
Teleflex Inc.	4.63%	11/15/2027	500,000	529,375	0.1%
Southwest Air 07-1 Trust	6.15%	08/01/2022	427,299	447,042	0.1%

Total investment in corporate bonds				236,771,997	55.6%

Supranational Bonds
International Finance Corp.	2.13%	04/07/2026	6,000,000	6,316,680	1.5%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,393,952	1.1%
International Finance Corp.	2.00%	10/24/2022	3,000,000	3,083,116	0.7%
European Investment Bank	1.63%	10/09/2029	2,000,000	1,989,904	0.4%
European Investment Bank	0.75%	09/23/2030	2,000,000	1,814,102	0.4%

Total investment in supranational bonds				17,597,754	4.1%

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2021 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	2.50%	01/15/2022	4,500,000	4,585,957	1.1%
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,176,250	1.0%
U.S. Treasury	1.38%	02/15/2023	4,000,000	4,090,938	1.0%
U.S. Treasury	1.25%	05/15/2050	4,500,000	3,384,492	0.8%
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,297,656	0.8%
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,270,000	0.8%
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,201,094	0.8%
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,193,242	0.8%
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,182,578	0.7%
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,177,891	0.7%
U.S. Treasury	2.38%	02/29/2024	3,000,000	3,176,719	0.7%
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,158,437	0.7%
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,157,266	0.7%
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,146,250	0.7%
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,128,555	0.7%
U.S. Treasury	1.63%	11/15/2022	3,000,000	3,071,953	0.7%
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,065,039	0.7%
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,063,164	0.7%
U.S. Treasury	0.13%	05/31/2022	3,000,000	3,000,703	0.7%
U.S. Treasury	2.25%	08/15/2049	3,000,000	2,891,836	0.7%
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,275,500	2,559,137	0.6%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,393,203	0.6%
U.S. Treasury	0.63%	08/15/2030	2,500,000	2,263,672	0.5%
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,238,203	0.5%
U.S. Treasury	2.88%	05/15/2049	2,000,000	2,189,688	0.5%
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,164,062	0.5%
U.S. Treasury	2.63%	02/15/2029	2,000,000	2,161,719	0.5%
U.S. Treasury	2.25%	03/31/2026	2,000,000	2,128,281	0.5%
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,123,203	0.5%
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,122,734	0.5%
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,093,047	0.5%
U.S. Treasury	1.75%	06/30/2024	2,000,000	2,084,844	0.5%
U.S. Treasury	1.50%	11/30/2024	2,000,000	2,067,266	0.5%
U.S. Treasury	1.63%	11/30/2026	2,000,000	2,055,859	0.5%
U.S. Treasury	1.25%	08/31/2024	2,000,000	2,051,484	0.5%
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,049,219	0.5%
U.S. Treasury	1.13%	07/31/2021	2,000,000	2,007,031	0.5%
U.S. Treasury	0.13%	06/30/2022	2,000,000	2,000,313	0.5%
U.S. Treasury	0.38%	04/30/2025	2,000,000	1,974,141	0.5%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,958,750	0.5%
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,952,266	0.5%
U.S. Treasury	0.50%	06/30/2027	2,000,000	1,907,500	0.4%
U.S. Treasury	2.75%	11/15/2047	1,500,000	1,599,199	0.4%
U.S. Treasury	1.38%	08/15/2050	2,000,000	1,554,375	0.4%
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,542,832	0.4%
U.S. Treasury	1.63%	08/15/2029	1,500,000	1,504,277	0.4%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,248,620	1,500,222	0.3%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,103,050	1,214,712	0.3%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,155,730	1,182,231	0.3%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,160,610	1,179,447	0.3%
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,136,328	0.3%
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,111,875	0.3%
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,070,469	0.2%
U.S. Treasury	2.00%	05/31/2024	1,000,000	1,049,922	0.2%

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2021 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	0.50%	03/31/2025	1,000,000	993,203	0.2%
U.S. Treasury	0.63%	03/31/2027	1,000,000	966,250	0.2%
U.S. Treasury	0.63%	12/31/2027	1,000,000	951,445	0.2%
U.S. Treasury	0.38%	09/30/2027	1,000,000	940,391	0.2%
U.S. Treasury	2.00%	02/15/2050	1,000,000	911,719	0.2%

Total investment in U.S. government treasury bonds				133,374,539	31.4%

Total long-term investments				395,855,831	93.0%

Total short-term securities				17,223,827	4.1%

Other assets and liabilities				12,487,882	2.9%

Total net assets				425,567,540	100.0%

Net asset value as of March 31, 2021
Investor shares				$17.17
Institutional shares				$17.17

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

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Deloitte and Touche LLP

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Los Angeles, CA 90013

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

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Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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